Share-Based Compensation - Fair Value of Stock Option Estimated Using Black-Scholes Option Pricing Model (Detail) - Term Based Stock Options [Member] - HCM Share Based Compensation Plans [Member]	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected volatility	30.00%	30.00%	33.00%
Expected dividend rate	0.00%	0.00%	0.00%
Risk-free interest rate	2.30%	1.90%	2.10%